                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                             AMENDMENT TO FORM 8-K

                             FILED PURSUANT TO THE
                        SECURITIES EXCHANGE ACT OF 1934

                             NEW VALLEY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

       NEW YORK                     1-2493                  13-5482050
(State or Other Juris-              (Commission File        (IRS Employer
diction of Incorporation)           Number)                 Identification No.)

 100 S.E. SECOND STREET, MIAMI, FLORIDA                                33131
(Address of principal executive offices)                              (Zip Code)

                         Registrant's telephone number,
                              including area code:

                                 (305) 579-8000

                                      N/A

         (Former Name or Former Address, if Changed Since Last Report)

                 The undersigned registrant hereby amends the following items, financial statements, pro forma financial information and exhibits of its Form 8-K filed on January 25, 1996: Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial statements of the real estate acquired, prepared pursuant to Rule 3-14 of Regulation S-X:

                               ERNST & YOUNG LLP

                         Report of Independent Auditors

Board of Directors and Shareholders
New Valley Corporation

We have audited the combined statement of revenues and certain expenses of certain properties acquired ("the Bellemead and Century Properties"), as described in Note 1, by New Valley Corporation from Bellemead Development Corporation ("Bellemead") and AP Century I, II, III, IV, V, VI, VIII and IX, L.P. ("Century Partnerships"), for the year ended December 31, 1995. This financial statement is the separate responsibility of Bellemead and the Century Partnerships' managements to the extent of the revenues and certain expenses of the Bellemead Properties and Century Properties. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis of our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion on Form 8-K of New Valley Corporation as described in Note 2 and is not intended to be a complete presentation of the Bellemead and Century Properties revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Bellemead and Century Properties described in Note 1 for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
---------------------
Ernst & Young LLP

New York, New York
March 18, 1996

                      THE BELLEMEAD AND CENTURY PROPERTIES

                             NEW VALLEY CORPORATION

              COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1995


Revenues (Note 1):
      Base rent                                           $19,464,153
      Percentage rent                                         383,258
      Escalation reimbursements and other                   3,395,574
                                                          -----------

                                                           23,242,985

Certain expenses:
      Repairs and maintenance                               3,550,730
      Real estate taxes                                     1,831,843
      Utilities                                             1,536,234
      Management fees (Note3)                                 829,091
      Other operating expenses                                761,938
                                                          -----------

                                                            8,509,836
                                                          -----------
Combined revenues in excess of certain expenses           $14,733,149
                                                          -----------











                             See accompanying Notes

                      THE BELLEMEAD AND CENTURY PROPERTIES

                             NEW VALLEY CORPORATION

          NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

                               DECEMBER 31, 1995

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF PROPERTIES

New Valley Corporation (the "Company") acquired four commercial office buildings (the "Office Buildings") on January 10, 1996 and eight shopping centers (the "Shopping Centers") on January 11, 1996; both acquisitions were effective January 1, 1996. The Office Buildings consist of two commercial office buildings in a multi-building office park in Troy, Michigan and the two adjacent commercial office buildings in an office park in Bernards Township, New Jersey. The Shopping Centers are located in Marathon and Royal Palm Beach, Florida; Lincoln, Nebraska; Santa Fe, New Mexico; Milwaukee, Oregon; Richland and Marysville, Washington; and Charleston, West Virginia and managed by Century Properties, Inc. ("Century"). The Office Buildings were acquired from a limited partnership controlled by and from a subsidiary of Bellemead Development Corporation ("Bellemead"). The Century Shopping Centers were acquired from limited partnerships principally controlled by Apollo Real Estate Investment Fund, L.P. ("Apollo").

RENTAL INCOME

The Bellemead and Century properties are being leased to tenants under operating leases. Base rental revenue is generally recognized on a straight-line basis over the term of the lease. The lease agreements for certain of the Bellemead and Century properties generally contain provisions which provide for reimbursement of real estate taxes and operating expenses over base year amounts, and in certain cases as fixed increases in rent. In addition, the lease agreements for certain tenants located in the Shopping Centers provide additional rentals based upon revenues in excess of base amounts.

The two office buildings located in Troy, Michigan are leased to a single tenant whose lease expires in February 1999 and June 2000 and provide for minimum annual aggregate rentals of $6,489,000 at December 31, 1995. The remaining two office buildings located in Bernards Township, New Jersey are multi-tenant office buildings whose leases expire at various dates from October 2002 through February 2005. All of the shopping centers are multi-tenant centers whose leases expire at various dates over the next 30 years.

The future minimum rents on non-cancelable operating leases at December 31, 1995 are as follows (in thousands):

                  1996                     $18,852
                  1997                      18,620
                  1998                      18,492
                  1999                      14,827
                  2000                      12,073
                  Thereafter                47,565

The above amounts do not include tenant reimbursements for utilities, real estate, taxes, insurance and common area maintenance.

                      THE BELLEMEAD AND CENTURY PROPERTIES

                             NEW VALLEY CORPORATION

    NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES (CONTINUED)


USE OF ESTIMATES

The preparation of the combined statement of revenues and certain expenses in conformity with generally accepted accounting principles requires the managements of the Bellemead the Century properties to make estimates and assumptions that effect the amounts reported in the combined statement of revenues and certain expenses and accompanying notes. Actual results could differ from these estimates.

2.   BASIS OF PRESENTATION

The accompanying combined financial statements include the combined revenues and certain expenses of the acquired Century and Bellemead properties for the year ended December 31, 1995 and have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statements exclude certain expenses and revenues that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the acquired properties. Expenses excluded consist of interest, depreciation and amortization, income taxes, certain professional fees, and certain non-recurring legal costs (Note 4) not directly related to future operations.

3.   MANAGEMENT FEES AND RELATED PARTY TRANSACTIONS

Management fees related to the Office Buildings aggregating $359,000 were paid to a wholly-owned subsidiary of Bellemead. Management fees related to the Shopping Centers were paid to Century, whose principals were the former minority partners in the Apollo Partnerships.

The Bellemead subsidiary provides property management services for other buildings in the Troy Office Park as well as other office buildings in New Jersey. Other subsidiaries of Bellemead may provide construction and leasing brokerage services to the Bellemead properties. Subsidiaries of Bellemead's parent rent space in the two multi-tenant Bernards Township buildings under leases which provide for minimum aggregate annual rentals of $3,266,000 at December 31, 1995.

One of the Troy Office properties was purchased subject to a lease of the land underlying the building improvements. The lease provides for minimum annual rentals of $313,000, payable to Bellemead through 2093. In addition, the lease provides for participation in excess cash flow, as defined.

4.   LITIGATION

Certain of the Partnerships owning the Century properties are involved in litigation with tenants for nonoperating matters and in one case with a mortgage lender. The Partnerships have agreed to indemnify New Valley in connection with these litigation matters (as defined in the purchase agreement with Apollo).

The legal related costs incurred with respect to these matters have been excluded from the accompanying combined statement.

     (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

                             NEW VALLEY CORPORATION

                         PRO FORMA FINANCIAL STATEMENTS

          INTRODUCTION TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                                  (UNAUDITED)

The accompanying unaudited pro forma condensed consolidated balance sheet of the New Valley Corporation (the "Company") as of December 31, 1995 and the pro forma condensed consolidated statement of continuing operations for the year ended December 31, 1995 give effect to the January 10 and January 11, 1996 purchases of office buildings and shopping centers. The pro forma consolidated financial statements have been prepared by management of the Company based upon the historical financial statements of the Company and the adjustments and assumptions described in the accompanying notes to the pro forma consolidated financial statements.

The pro forma condensed consolidated balance sheet sets forth the effect of the Company's purchases of office buildings and shopping centers as if the purchases had been consummated on December 31, 1995. The pro forma condensed consolidated statement of continuing operations set forth the effect of the Company's purchases of office buildings and shopping centers as if the transactions had been consummated on January 1, 1995.

The pro forma financial information does not purport to be indicative of the results which would have been obtained had the acquisition been completed as of the assumed date or which may be obtained in the future.

                             NEW VALLEY CORPORATION

      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                  (UNAUDITED)

                                                        Bellemead
                                        Historical     and Century
                                            New         Properties        Pro Forma           Pro Forma
                                          Valley          Actual         Adjustments         New Valley
                                          ------          ------         -----------         ----------
Revenues:
  Principal transactions, net           $  18,237                                            $  18,237
  Commissions                               9,888                                                9,888
  Real estate rental                                      $23,243                               23,243
  Interest and dividends                   21,047                                               21,047
  Other income                             18,558                                               18,558
                                        ---------       ---------                            ---------

    Total revenues                         67,730          23,243                               90,973
                                        ---------       ---------                            ---------

Costs and expenses:
  Employee compensation and
 benefits                                  30,994                                               30,994
  Real estate operating
   expenses                                                 8,510                                8,510
  Interest                                  2,102                        $ 12,300(a)            14,402
  Other expenses                           32,968                           3,500(b)            26,468
                                        ---------         -------        --------            ---------

    Total costs and expenses               66,064           8,510          15,800               90,374
                                        ---------         -------        --------            ---------

Income from continuing
  operations                                1,666          14,733         (15,800)                 599
Income tax provision                          292                                                  292
                                        ---------         -------        ---------           ---------
Income from continuing
  operations                                1,374          14,733         (15,800)                 307

Dividends on preferred shares
  - undeclared                           (72,303)                                             (72,303)


                             NEW VALLEY CORPORATION

      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CONTINUING OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                  (UNAUDITED)

                                                        Bellemead
                                        Historical     and Century
                                            New         Properties        Pro Forma           Pro Forma
                                          Valley          Actual         Adjustments         New Valley
                                          ------          ------         -----------         ----------

Excess of carrying value of
  redeemable preferred shares
over cost of shares purchased             40,342                                                40,342
                                        --------         -------           --------            -------

Loss applicable to Common
Shares from continuing
operations                              $(30,587)        $14,733           $(15,800)           $(31,254)
                                        ========         =======           ========            ========
Loss per common and
  equivalent share from
  continuing operations                 $   (.16)                                              $   (.16)
                                        ========                                               ========
Weighted average number of
  shares used in computation
(thousands)                              191,086                                                191,086
                                        ========                                               ========

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

                             NEW VALLEY CORPORATION

                     PRO FORMA CONSOLIDATED BALANCE SHEETS
                            AS OF DECEMBER 31, 1995

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                  (UNAUDITED)


                                                 Historical        Pro Forma         Pro Forma
                                                 New Valley       Adjustments        New Valley
                                                 ----------       -----------        ----------
ASSETS

Current assets:
  Cash and cash equivalents                       $ 51,742        $(23,900)(c)        $ 27,842
  Investment securities                            241,526                             241,526
  Restricted assets                                 22,919                              22,919
  Receivable from clearing brokers                  13,752                              13,752
  Other current assets                               3,546                               3,546
                                                  --------        --------            --------
         Total current assets                      333,485         (23,900)            309,585
                                                  --------        --------            --------

Real estate, net                                                   183,900(c)          183,900
Investment securities                                  517                                 517
Restricted assets                                   15,086                              15,086
Long-term investments, net                          29,512                              29,512
Other assets                                         7,222                               7,222
                                                  --------        --------            --------
         Total asets                              $385,822        $160,000            $545,822
                                                  ========        ========            ========
LIABILITIES AND CAPITAL (DEFICIT)

Current liabilities:
  Current portion of long-term obligations        $  8,367           4,000(c)           12,367
  Accounts payable and accrued liabilities          27,712                              27,712
  Short-term loan                                   75,119                              75,119
  Prepetition claims and restructuring              33,392                              33,392
     accruals
  Income taxes                                      20,283                              20,283
  Securities sold not yet purchased                 13,047                              13,047
                                                  --------        --------            --------
         Total current liabilities                 177,920           4,000             181,920
                                                  --------        --------            --------
Notes payable                                                      156,000(c)          156,000
Other long-term obligations                         11,967                              11,967
                                                  --------        --------            --------
         Total long-term obligations                11,967         156,000             167,967
                                                  --------        --------            --------

Redeemable preferred shares                        226,396                             226,396
                                                  --------                            --------



                             NEW VALLEY CORPORATION

                     PRO FORMA CONSOLIDATED BALANCE SHEETS
                            AS OF DECEMBER 31, 1995

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                  (UNAUDITED)


                                                 Historical        Pro Forma          Pro Forma
                                                 New Valley       Adjustments         New Valley
                                                 ----------       -----------         ----------
Non-redeemable preferred shares,
  Common Shares and capital (deficit):
    Cumulative preferred shares                         279                                  279
    Common Shares                                     1,916                                1,916
    Additional paid-in capital                      679,058                              679,058
    Accumulated deficit                           (714,364)                             (714,364)
    Unrealized appreciation on investment
      securities, net of taxes of $294                2,650                                 2,650
                                                  ---------                             ---------
Total non-redeemable preferred shares,
  Common Shares and other capital
  (deficit)                                         (30,461)                              (30,461)
                                                  ---------         --------            ---------

Total liabilities and capital (deficit)           $ 385,822         $160,000            $ 545,822
                                                  =========         ========            =========


See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

                            NEW VALLEY CORPORATION

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                            (DOLLARS IN THOUSANDS)

                                 (UNAUDITED)

1.       Basis of Presentation

         The pro forma condensed consolidated statement of continuing operations of the Company gives effect to the acquisitions of office buildings and shopping centers as though they were acquired as of January 1, 1995. The pro forma condensed consolidated balance sheet is presented as if the acquisitions had been completed on December 31, 1995.

2.       Real Estate Acquired

         On January 10 and January 11, 1996, the Company acquired four commercial office buildings (the "Office Buildings") and eight shopping centers (the "Shopping Centers") for an aggregate purchase price of $183,900, consisting of $23,900 in cash and $160,000 in non-recourse mortgage financing. The Company paid $11,400 in cash and executed four promissory notes aggregating $100,000 for the Office Buildings. The Office Building notes bear interest at 7.5% and have terms of ten to fifteen years. These Office Buildings consist of two adjacent commercial office buildings in Troy, Michigan and two adjacent commercial office buildings in Bernards Township, New Jersey. The Shopping Centers were acquired for an aggregate purchase price of $72,500, consisting of $12,500 in cash and $60,000 in eight promissory notes. Each Shopping Center note has a term of five years, and bears interest at the rate of 8% for the first two and one-half years and at the rate of 9% for the remainder of the term. The Shopping Centers are located in Marathon and Royal Palm Beach, Florida; Lincoln, Nebraska; Santa Fe, New Mexico; Milwaukee, Oregon; Richland and Marysville, Washington; and Charleston, West Virginia.

2.       Unaudited Pro Forma Adjustments

         A description of the adjustments included in the unaudited pro forma consolidated financial statements are as follows:

         (a)  To reflect the additional interest expense.

         (b)  To reflect the additional depreciation expense based on the straight-line method over the estimated useful lives of the buildings (40 years)

         (c)  To reflect the purchase of the real estate described in Note 2.

    (c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                 EXHIBIT INDEX

*2.1 Purchase Agreement dated January 10, 1996 by and among the Company, Bellemead of Michigan, Inc., and Jared Associates, L.P. ("Jared").

 2.2 Purchase Agreement dated January 11, 1996 between the Company and AP Century I, L.P., AP Century II, L.P., AP Century III, L.P., AP Century IV, L.P, A.P. Century V, L.P., A.P. Century VI, L.P., A.P. Century VIII, L.P. and AP Century IX, L.P.

*4.1 First Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of January 10, 1996 by the Company, as Mortgagor, and Jared, as Mortgagee (Westgate I).

*4.2 Secured Promissory Note of the Company dated January 10, 1996 in favor of Jared (Westgate I).

 4.3 Loan and Security Agreement dated January 11, 1996 by and between AP Century III, L.P., AP Century IV, L.P., AP Century V, L.P., AP Century VI, L.P. and AP Century VIII, L.P., as Lenders, and the Company, as Borrower (the Properties).

 23.1   Consent of Independent Accountants.

        The foregoing list omits instruments defining the rights of holders of long-term debt of the Company and its consolidated subsidiaries where the total amount of securities authorized thereunder does not exceed 10% of the total assets of the Company and its consolidated subsidiaries. The Company hereby agrees to furnish a copy of each such instrument or agreement to the Securities and Exchange Commission upon request.

---------------

*     Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEW VALLEY CORPORATION

Date:  March 25, 1996                   By: /s/ Richard J. Lampen
                                            ---------------------
                                            Name:   Richard J. Lampen
                                            Title:  Executive Vice President
                                                      and General Counsel

                               INDEX TO EXHIBITS

                                                                  Sequentially
Exhibit No.                      Exhibit                          Numbered Page
-------------------------------------------------------------------------------
*2.1              Purchase Agreement dated January 10,
                  1996 by and among the Company,
                  Bellemead of Michigan, Inc., and
                  Jared Associates, L.P. ("Jared").

 2.2              Purchase Agreement dated January 11,
                  1996 between the Company and AP
                  Century I, L.P., AP Century II, L.P.,
                  AP Century III, L.P., AP Century IV,
                  L.P, A.P. Century V, L.P., A.P.
                  Century VI, L.P., A.P. Century VIII,
                  L.P. and AP Century IX, L.P.

*4.1              First Mortgage, Security Agreement,
                  Assignment of Leases and Rents and
                  Fixture Filing dated as of January
                  10, 1996 by the Company, as
                  Mortgagor, and Jared, as Mortgagee
                  (Westgate I).

*4.2              Secured Promissory Note of the
                  Company dated January 10, 1996 in
                  favor of Jared (Westgate I).

 4.3              Loan and Security Agreement dated
                  January 11, 1996 by and between AP
                  Century III, L.P., AP Century IV,
                  L.P., AP Century V, L.P., AP Century
                  VI, L.P. and AP Century VIII, L.P.,
                  as Lenders, and the Company, as
                  Borrower (the Properties).

  23.1            Consent of Independent Accountants.



----------------------

*            Previously filed.